Fees Summary	Feb. 02, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 14,705.80
Total Fee Amount	14,705.80
Total Transaction Valuation	106,486,630.00
Total Offset Amount	0.00
Net Fee	$ 0.00